Exhibit 32.1
CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18
U.S.C. § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert A. Virtue, Chief Executive Officer of Virco Mfg. Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. the Quarterly Report of the Company on Form 10-Q for the quarter ended October 31, 2009, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2009	/s/ Robert A. Virtue
Robert A. Virtue
President and Chief Executive Officer (Principal Executive Officer)

I, Robert E. Dose, Vice President of Finance of Virco Mfg. Corporation (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. the Quarterly Report of the Company on Form 10-Q for the quarter ended October 31, 2009, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2009	/s/ Robert E. Dose
Robert E. Dose
Vice President of Finance (Principal Financial Officer)

These certifications accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject the Company to the liability of that section.
End of Filing